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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 2, 1999


                           EBONY & GOLD VENTURES, INC.
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             (Exact name of registrant as specified in its charter)


          NEVADA                     000-26903                88-0409153
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


   2980 S. Rainbow Boulevard, Suite 108
          Las Vegas, Nevada                                     89146
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (702) 248-1047



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         (Former name or former address, if changed since last report.)





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Item 5.  Other Events.
         -------------

         (a) Since the report on this form pursuant to Item 5 is optional for the registrant, there is no mandatory time for filing a Form 8-K which is used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11. The registrant has been informed that, when considering current reporting in this Form 8-K, that it should have due regard for the accuracy, completeness and currency of the information in registration statements filed under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

         (b) On August 9, 1989, the registrant was notified by the Securities and Exchange Commission that the Registration Statement on Form 10-SB will go effective automatically on 60 days after filing. The Securities and Exchange Commission further indicated that they would not entertain an acceleration request or provide further comments.

         (c) Item 4 of Part II of the Form 10SB12G filed on August 2, 1999 contains an error which is being corrected by this current report. All of the shares of common stock of the registrant were sold on October 15, 1996. The registrant received full consideration for said shares of common stock on October 15, 1996. The Treasurer of the registrant, subsequently acknowledged receipt of the cash paid for said shares of common stock on October 31, 1996. The stock certificates evidencing said shares of common stock that were sold on October 15, 1996 were executed and delivered by the President and Secretary on or about October 31, 1996. For financial statement disclosure purposes, the shares were sold and issued on or about October 15, 1996. Correct and consistent information pertaining to said shares of common stock is contained in footnote 4 of the Notes to Financial Statements. The stock ledger of the registrant reflects the date affixed to the physical stock certificate.

         (d) In addition, Item 4 of Part II now reads in full as follows:

                  (a)      Securities sold.

                           The Company has sold and issued its securities during the three year period preceding the date of this registration statement. All of the shares of Common Stock of the Company were sold and issued on October 15, 1996 and have been issued for investment purposes in a "private transaction" and are "restricted" shares as defined in Rule 144 under the Securities Act of 1933, as amended. These shares may not be offered for public sale except under Rule 144, or otherwise, pursuant to said Act.



                                       2.

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                  In summary, Rule 144 applies to affiliates (that is, control persons) and nonaffiliates when they resell restricted securities (those purchased from the issuer or an affiliate of the issuer in nonpublic transactions).

                  Nonaffiliates reselling restricted securities, as well as affiliates selling restricted or nonrestricted securities, are not considered to be engaged in a distribution and, therefore, are not deemed to be underwriters as defined in Section 2(11) of the Securities Act of 1933, as amended, if six conditions are met:

                           (1) Current public information must be available
                  about the issuer unless sales are limited to those made by non-affiliates after two years.

                           (2) When restricted securities are sold, generally
                  there must be a one-year holding period.

                           (3) When either restricted or nonrestricted
                  securities are sold by an affiliate after one year, there are limitations on the amount of securities that may be sold; when restricted securities are sold by non-affiliates between the first and second years, there are identical limitations; after two years, there are no volume limitations for resales by non-affiliates.

                           (4) Except for sales of restricted securities made by
                  non-affiliates after two years, all sales must be made in brokers' transactions as defined in Section 4(4) of the Securities Act of 1933, as amended, or a transaction directly with a "market maker" as that term is defined in Section 3(a)(38) of the 1934 Act.

                           (5) Except for sales of restricted securities made by
                  non-affiliates after two years, a notice of proposed sale must be filed for all sales in excess of 500 shares or with an aggregate sales price in excess of $10,000.

                           (6) There must be a bona fide intention to sell
                  within a reasonable time after the filing of the notice referred to in (5) above.

                  (b)      Underwriters and other purchasers.

                           There were no underwriters in connection with the
sale and issuance of any securities.



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                           All of the shareholders have had a pre-existing
         personal or business relationship with the Company or its officers and directors. By reason of their business experience, each have been involved financially and by virtue of a time commitment in business projects with the officers of the Company. Further, each of the shareholders have established a pre-existing personal relationship with the officers and directors of the Company. The following are the names of the 25 issuees and the number of shares, as adjusted for the forward split, purchased by each of them.

         Name                                                 Number of Shares
         ----                                                 ----------------

         Denise E. Cordova                                          500,000
         Tricia A. Willis                                           600,000
         Mark Horey                                                 350,000
         Cheryl E. Solomon                                           40,000
         Rebeca M. Popma                                             20,000
         Peggy Mililli                                               20,000
         Dennis Melilli                                              20,000
         Debra E. White                                              30,000
         Keith Boivin                                                30,000
         Patricia L. Martin                                          30,000
         Charles L. Jones                                            40,000
         Grace M. Jones                                              40,000
         Laree E. Jones                                              30,000
         Lisa Ann Jones                                              20,000
         Mitch C. Mullins                                            30,000
         Kimberly Lynn Jack                                          40,000
         Scott A. Jack                                               30,000
         Dorothy A. Guerra                                           30,000
         Gilbert Guerra                                              20,000
         Vivian M. Krueger                                           30,000
         Paige D. Price                                              30,000
         Monica S. Criswell                                          30,000
         George Mapstead                                             30,000
         Lorie Mapstead                                              30,000
         Beth Ann Paige-Cox                                          30,000
                                                                  ---------
                                                                  2,100,000

                  Dennis Melilli and Peggy Melilli, Charles L. Jones and Grace
         M. Jones, Scott A. Jack and Kimberly Lynn Jack, Gilbert Guerra and Dorothy A. Guerra, and George Mapstead and Lorie Mapstead are, respectively, husbands and wives. Laree E. Jones is the daughter of Grace M. Jones and Charles L. Jones.

                  Each of the shares of stock were sold for cash. Prior to the forward stock split, each shareholder paid $.10 per share for the shares, the Company sold and issued 2,100 shares, and the aggregate consideration received by the Company was $2,100.00.



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                  (c)      Exemption from Registration Relied Upon.

                           The sale and issuance of the shares of stock was exempt from registration under the Securities Act of 1933, as amended, by virtue of section 4(2) as a transaction not involving a public offering. Each of the shareholders had acquired the shares for investment and not with a view to distribution to the public. From the date of the issuance to the date of this report, there were no transfers of the stock sold and issued.




                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: September 2, 1999                             EBONY & GOLD VENTURES, INC.


                                                     By: /s/ DENISE E. CORDOVA
                                                        -----------------------
                                                        Denise E. Cordova
                                                        President







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